                                                                   EXHIBIT 10.16



                                 AMENDMENT NO. 1


               Amendment No. 1 dated as of November 1, 2001 among LIBERTY LIVEWIRE CORPORATION, a Delaware corporation (the "BORROWER"), the several banks and financial institutions from time to time parties thereto (the "LENDERS") and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT").

                               W I T N E S S E T H

               WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement dated as of December 22, 2000, (the "CREDIT AGREEMENT"; terms defined in the Credit Agreement are used herein as defined therein);

               WHEREAS, the parties desire to amend the Credit Agreement to modify certain provisions thereof;

               NOW THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. Amendment to Credit Agreement.

        (a) Amendment of Section 5.2. Section 5.2 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (g) thereof and deleting clause (h) thereof and inserting the following in its place:

                      (h) promptly after the delivery thereof to any Person
               (other than an Affiliate), any audited financial statements of the Borrower or any of its Subsidiaries (together with the report, if any, related thereto) which are not otherwise required to be delivered under Section 5.1; and

                      (i) promptly, such additional financial and other
               information as any Lender may from time to time reasonably request.

        (c) Amendment of Section 6.3. Section 6.3(i) of the Credit Agreement is hereby deleted in its entirety and the following inserted in its place:

                      (i) other Liens securing Purchase Money Indebtedness and
               other Indebtedness incurred after the Closing Date, so long as the aggregate principal amount of such Purchase Money Indebtedness and other Indebtedness does not exceed $25,000,000; provided that any Liens securing such Indebtedness shall be limited to assets (and not any Capital Stock) which are owned by the Borrower or a Subsidiary but not subject to any Lien in favor of the Administrative Agent for the benefit of the Lenders.

               SECTION 2. Representations and Warranties of the Borrower. The Borrower represents and warrants that, after giving effect to this Amendment, all the representations and

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warranties of the Borrower contained in Section 3 of the Credit Agreement shall be true in all material respects.

               SECTION 3. Conditions to Effectiveness. This Amendment shall be effective when the Administrative Agent shall have received:

               (a) counterparts hereof executed by duly authorized officers of the Borrower and by duly authorized signatories of the Required Lenders;

               (b) a certificate of a Responsible Officer of the Borrower certifying that (i) this Amendment has been duly authorized, (ii) all representations and warranties are true as of the effective date hereof, and (iii) prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred which is continuing;

               (c) a consent from each Guarantor not a party hereto in the form attached as EXHIBIT A; and

               (d) such other documents and certificates as the Administrative Agent may request.

               SECTION 4. Reference to and Effect in the Loan Documents. (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrower under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

               SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

               SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.



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

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                                        BORROWER:

                                        LIBERTY LIVEWIRE CORPORATION


                                        By:          /s/ William E. Niles
                                             -----------------------------------
                                             Name: William E. Niles
                                             Title: Executive Vice President

                                        ADMINISTRATIVE AGENT:

                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent


                                        By:  /s/ Matthew Koenig
                                             -----------------------------------
                                             Name: Matthew Koenig
                                             Title: Managing Director

                                        THE LENDERS:

                                        BANK OF AMERICA, N.A.


                                        By:  /s/ Matthew Koenig
                                             -----------------------------------
                                             Name: Matthew Koenig
                                             Title: Managing Director


                                        CITICORP USA, INC.


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        THE BANK OF NEW YORK COMPANY, INC.


                                        By:  /s/ John C. Lambert
                                             -----------------------------------
                                             Name: John C. Lambert
                                             Title: Authorized Signer

                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        ROYAL BANK OF CANADA


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        ING (U.S.) CAPITAL LLC


                                        By:  /s/ Loring Guessous
                                             -----------------------------------
                                             Name: Loring Guessous
                                             Title: Managing Director


                                        BNP PARIBAS


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        THE FUJI BANK, LIMITED


                                        By:  /s/ Masahito Fukuda
                                             -----------------------------------
                                             Name: Masahito Fukuda
                                             Title: Senior Vice President



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

                                        THE GOVERNOR AND COMPANY OF THE BANK OF
                                        IRELAND


                                        By:  /s/ Mary Connelly
                                             -----------------------------------
                                             Name: Mary Connelly
                                             Title: Authorized Signatory


                                        By:  /s/ Geraldine Hannon
                                             -----------------------------------
                                             Name: Geraldine Hannon
                                             Title: Authorized Signatory


                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                        By:  /s/ Michael J. Wiskind
                                             -----------------------------------
                                             Name: Michael J. Wiskind
                                             Title: Vice President


                                        U.S. BANK N.A.


                                        By:  /s/ Melissa S. Forbes
                                             -----------------------------------
                                             Name: Melissa S. Forbes
                                             Title: Vice President


                                        PACIFIC CENTURY BANK, N.A.


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        EAST WEST BANK


                                        By:  /s/ Nancy A. Moore
                                             -----------------------------------
                                             Name: Nancy A. Moore
                                             Title: Senior Vice President



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

                                                                       EXHIBIT A


                            REAFFIRMATION AND CONSENT

                          Dated as of November 1, 2001

               Each of the undersigned, a Subsidiary of Liberty Livewire Corporation that has entered into one or more Loan Documents (as defined in the Credit Agreement referred to in the foregoing Amendment No. 1), hereby consents to said Amendment and hereby reaffirms and agrees that (i) such Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, such Amendment No. 1, each reference in such Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement as amended by said Amendment, and (ii) the Loan Documents to which the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all Obligations.

                                        LIBERTY SEG ACQUISITION SUB, LLC

                                        TRIUMPH COMMUNICATIONS INC.

                                        TRIUMPH COMMUNICATIONS & LEASING
                                        SERVICES INC.

                                        AMERICAN SIMULCAST CORP.

                                        THE TRIUMPH SWITCH COMPANY LLC

                                        MODERN MUSIC MAGIC, LLC

                                        VINE STREET MAGIC, LLC

                                        SOUNDELUX HOLLYWOOD II, LLC

                                        SOUNDELUX HOLLYWOOD III, LLC

                                        TODD-AO STUDIOS

                                        TODD-AO VIDEO SERVICES

                                        TODD-AO STUDIOS WEST

                                        TODD-AO STUDIOS EAST, INC.

                                        SOUND ONE CORPORATION

                                        TODD-AO HOLLYWOOD DIGITAL

                                        TODD-AO DVD, INC.

                                        TODD-AO AMUSEMENT PRODUCTION SERVICES,
                                        LLC

                                        TODD-AO DIGITAL IMAGES

                                        HOLLYWOOD SUPPLY COMPANY

                                        ANGAROLA, INC.

                                        TODD-AO PRESERVATION SERVICES

                                        TODD-AO PRODUCTIONS, INC.

                                        TODD-AO, ESPANA

                                        FOUR MEDIA COMPANY

                                        4MC-BURBANK, INC.

                                        MERIDIAN SOUND CORP.

                                        CATALINA TRANSMISSION CORP.

                                        DIGITAL MAGIC COMPANY

                                        ANDERSON VIDEO COMPANY

                                        VSDD ACQUISITION CORP.

                                        SYMPHONIC VIDEO LLC

                                        DIGITAL DOCTORS LLC

                                        4MC COMPANY 3, INC.

                                        VISUALIZE

                                        10 MOONS AT POP, INC.

                                        SANTA MONICA FINANCIAL, INC.

                                        POP ANIMATION

                                        MSCL, INC.



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

                                        FILMCORE EDITORIAL SAN FRANCISCO LLC

                                        FILMCORE EDITORIAL LOS ANGELES LLC

                                        COMPANY 11 PRODUCTIONS

                                        DIGITAL SOUND & PICTURE, INC.

                                        4MC RADIANT, INC.

                                        525 STUDIOS, INC.

                                        GWNS ACQUISITION SUB, INC.

                                        ANS ACQUISITION SUB, INC.

                                        COMPANY 3 NEW YORK, INC.

                                        525 HOLDINGS, INC.

                                        A.F. ASSOCIATES, INC.

                                        AFA PRODUCTS GROUP, INC.

                                        ATLANTIC SATELLITE COMMUNICATIONS, INC.

                                        AUDIO PLUS VIDEO INTERNATIONAL, INC.

                                        CABANA CORP.

                                        INTERNATIONAL POST FINANCE LIMITED

                                        INTERNATIONAL POST LEASING LIMITED

                                        IPL 235 CORP.

                                        LIBERTY LIVEWIRE LLC

                                        MANHATTAN TRANSFER/EDIT, INC.

                                        THE POST EDGE, INC.

                                        VIDEO RENTALS, INC.

                                        VIDEO SERVICES CORPORATION



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

                                        VSC CORPORATION

                                        VSC EXPRESS COURIER, INC.

                                        VSC LIMA CORP.

                                        VSC MAL CORP.

                                        WATERFRONT COMMUNICATIONS CORPORATION

                                        MERIDIAN SOUND, LLC

                                        525 STUDIOS, LLC

                                        TRIUMPH COMMUNICATIONS & FIBER SERVICES,
                                        LLC

                                        VSC EXPRESS COURIER, LLC

                                        CINRAM-POP DVD CENTER LLC

                                        LIVEWIRE NETWORK SERVICES, LLC



                                        By:  /s/ William E. Niles
                                             -----------------------------------
                                             Name: William E. Niles
                                             Title: Assistant Secretary



                                       4